                                                                   EXHIBIT 10.64

             SECOND AMENDMENT AND EXTENSION OF LIMITED FORBEARANCE
                                   AGREEMENT

         THIS SECOND AMENDMENT AND EXTENSION OF LIMITED FORBEARANCE AGREEMENT (this "Second Amendment") is dated as of February 6, 2002, among PINNACLE TOWERS, INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties") the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this Second Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                   RECITALS:

         A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

         B. The Borrower advised the Lenders in connection with that certain Limited Forbearance Agreement dated as of November 16, 2001, as amended by the First Amendment to Forbearance Agreement dated as of December 12, 2001 as amended, (the "Forbearance Agreement") that the Defaults and Events of Default set forth on the attached Schedule I (the "Anticipated Defaults") would exist and be continuing upon the Borrower's delivery of a Compliance Certificate on November 14, 2001.

         C. The Borrower has advised the Lenders that the Anticipated Defaults have now become Events of Default under the Credit Agreement and continue to exist. The Borrower has advised the Administrative Agent that there are no other Defaults or Events of Default except those set forth on Schedule I hereto.

         D. The Borrower has requested that the Lenders agree to amend and extend the Forbearance Agreement and to forbear from exercising certain rights available to them as a result of the Anticipated Defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW THEREFORE, subject to compliance with the Forbearance Agreement as amended hereby, and in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         Section 1.        DEFINED TERMS.    Capitalized terms used herein and
not otherwise defined herein shall have the meanings set forth in the Credit Agreement. The following defined terms are added for purposes of this Second Amendment.

                  (a) "Subordinated Notes" means those certain 5 1/2% Convertible Subordinated Notes due 2007 aggregating $200,000,000 amount in face value,
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         unsecured, cash interest bearing and issued by the Parent pursuant to the Subordinated Notes Documentation.

                  (b) "Subordinated Notes Documentation" means that certain Subordinated Notes Indenture and all other written agreements and documentation relating to the Subordinated Notes as it existed on November 1, 2001.

                  (c) "Subordinated Notes Indenture" means that certain Indenture, dated March 22, 2000, between the Parent and The Bank of New York, as trustee, in connection with the Subordinated Notes.

         Section 2. AMENDMENT OF SECTION 2 OF THE FORBEARANCE AGREEMENT. The date "February 6, 2002" each time it is used in Section 2 of the Forbearance Agreement is hereby amended to the date "March 8, 2002."

         Section 3. CONDITIONS PRECEDENT. The parties hereto agree that no provision of this Second Amendment shall be effective until (a) the Administrative Agent shall have received a copy of this Second Amendment executed and delivered by each of the Loan Parties made signatory hereto and by each Lender required by the Credit Agreement for the effectiveness of such provision hereof, (b) the Administrative Agent shall have received all accrued and unpaid interest up to the Effective Date of this Second Amendment in connection with Section 3(a) of the Forbearance Agreement and (c) all fees and expenses in connection with the Loan Papers, including this Second Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Second Amendment by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Deloitte Consulting, shall have been paid.

         Section 4.  OTHER AGREEMENTS.

         (a) Except as specifically modified by this Second Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Second Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Second Amendment shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) Each of the parties signatory hereto agrees that the Administrative Agent may, in its sole discretion (but shall not be obligated to), until such time as (i) otherwise directed by Majority Lenders or (ii) the Borrower, the Parent or any of their Subsidiaries are granted relief under any Debtor Relief Laws, renew and extend (but not increase) any Letter of Credit outstanding on the date of this Agreement.


                                      -2-
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         (c)      The Borrower may not make a Distribution to Parent or any
Restricted Payment in connection with the Subordinated Notes or the subordinated Notes Documentation, provided that (i) if there exists no Default or Event of Default both before and after giving effect to any such Distribution (whether or not such Default or Event of Default is forborn under a forbearance agreement), (ii) Borrower has delivered not less than 5 Business Days prior to each such payment, written detailed calculations and evidence demonstrating pro forma compliance with each of the terms of Section 8.01 of the Credit Agreement in the form of a Compliance Certificate (in each case certified by the Chief Financial Officer of the Borrower as to its accuracy and completeness) and (iii) the Borrower meets each of the criteria in order to be allowed to make a Restricted Payment under the (A) Subordinated Notes, (B) Subordinated Notes Documentation, (C) Parent Senior Note and the (D) Parent Senior Notes Documentation, the Borrower may make a Distribution to the Parent in the amount of such payment less cash on hand at the Parent, and the Parent may make required scheduled interest payments on the Subordinated Notes in accordance with the terms of the Subordinated Notes Documentation, as such documentation exists on November 1, 2001. For purposes of this Section 4, pro forma compliance means treating such proposed interest payment with respect to the Subordinated Notes in the calculations of each of the subsections of
Section 8.01 of the Credit Agreement as if such interest payment had already been paid, and demonstrating that both before and after such payment application there exists no Default or Event of Default.

         SECTION 5. PARTIES TO THIS SECOND AMENDMENT. For purposes of the benefit of all of the Collateral securing the Obligations, the Canada Lender and each Bank Affiliate which is a party to any Interest Rate Protection Agreement are hereby deemed to be lender parties to the Credit Agreement and this Second Amendment.

         SECTION 6.  RELEASE.

         (a) Borrower, the Parent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Second Amendment and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commences or prosecuted against any of the Released Lender



                                       3
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Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Second Amendment and were in any manner related to any of the Loan Papers.

         (c)      The agreements of each Borrower Party set forth in this
Section 6 shall survive termination of this Second Amendment and the other Loan Papers.

         SECTION 7.  MISCELLANEOUS.

         (a) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this Agreement, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Agreement shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Agreement shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this Agreement by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (c) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including by not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this Agreement shall not affect the priority of such Liens. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (d) HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (f) COUNTERPARTS, BINDING EFFECT AND EFFECTIVE DATE. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from Multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This
Agreement constitutes the



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
legal, valid and binding obligations of each signatory hereto and such obligations shall survive the assignment of such obligations and be binding on each assignee with respect to such signatory's obligations hereunder. The Effective Date shall occur when the conditions precedent set forth in Section 3 of this Agreement have been satisfied in full with respect to any provision of this Agreement (the "Effective Date").

         (g) FINAL AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      (Remainder of Page Intentionally Left Blank; Signature Pages Follow)

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER:

                             PINNACLE TOWERS INC.


                             /s/ William T. Freeman
                             --------------------------------------------------
                             By:  William T. Freeman
                             Its: Chief Financial Officer and Vice President

                                    Accepted and Agreed as
                                    of February 5, 2002:


                                    PINNACLE HOLDINGS INC.


                                    /s/ William T. Freeman
                                    -------------------------------------------
                                    By:  William T. Freeman
                                    Its: Chief Financial Officer and
                                         Vice President



                                    COVERAGE PLUS ANTENNA SYSTEMS, INC.


                                    /s/ William T. Freeman
                                    -------------------------------------------
                                    By:  William T. Freeman
                                    Its: Chief Financial Officer and
                                         Vice President



                                    TOWER SYSTEMS, INC.



                                    /s/ William T. Freeman
                                    -------------------------------------------
                                    By:  William T. Freeman
                                    Its: Chief Financial Officer and
                                         Vice President



                                    RADIO STATION WGLD, INC.


                                    /s/ William T. Freeman
                                    -------------------------------------------
                                    By:  William T. Freeman
                                    Its: Chief Financial Officer and
                                         Vice President

                                 ICB TOWERS, LLC


                                 William T. Freeman
                                 -----------------------------------------------
                                 By:  William T. Freeman
                                 Its: Chief Financial Officer and Vice President


                                 AIRCOMM OF AVON, LLC


                                 William T. Freeman
                                 -----------------------------------------------
                                 By:  William T. Freeman
                                 Its: Chief Financial Officer and Vice President


                                 HIGHPOINT MANAGEMENT CO., INC.


                                 William T. Freeman
                                 -----------------------------------------------
                                 By:  William T. Freeman
                                 Its: Chief Financial Officer and Vice President


                                 TOWER TECHNOLOGY CORPORATION OF
                                 JACKSONVILLE, INC.


                                 William T. Freeman
                                 -----------------------------------------------
                                 By:  William T. Freeman
                                 Its: Chief Financial Officer and Vice President

                                       INTERSTATE TOWER COMMUNICATIONS, INC.

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------


                                       BROADCAST TOWERS, INC.

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------


                                       PINNACLE TOWERS III INC.

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------


                                       SHAFFER & ASSOCIATES, INC.

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------

                                       PINNACLE ST. LOUIS LLC

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------



                                       SIERRA TOWERS, INC.

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------



                                       QTI, INC.

                                            /s/ William T. Freeman
                                       -----------------------------

                                       By:   William T. Freeman
                                             -----------------------
                                       Its:  Chief Financial Officer
                                             and Vice President
                                             -----------------------

                                INTRACOASTAL CITY TOWERS, INC.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President


                                PINNACLE TOWERS IV INC.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President


                                PINNACLE TOWERS V INC.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President

                                PINNACLE SAN ANTONIO L.L.C.

                                By: Pinnacle Towers Inc., sole member



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President


                                COASTAL ANTENNAS, INC.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President


                                PINNACLE TOWERS LTD.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President


                                PINNACLE TOWERS CANADA INC.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President